EXHIBIT 3.3


                           [STATE OF CALIFORNIA LOGO]
                               SECRETARY OF STATE
                                                               [SEAL]

        I, BILL JONES, Secretary of State of the State of California, hereby certify:

        That the attached transcript of 75 page(s) was prepared by and in this office from the record on file, of which it purports to be a copy, and that it is full, true and correct.

                                     IN WITNESS WHEREOF, I execute
                                     this certificate and affix the
                                     Great Seal of the State of
                                     California this
                                               Nov 05 1997
                                     -----------------------------

[CALIFORNIA STATE SEAL]


                                            /s/ Bill Jones
                                        -----------------------------
                                            Secretary of State

State of California
   OFFICE OF THE SECRETARY OF STATE

I, BILL JONES, Secretary of State of the State of California, hereby certify:

That on the 13th day of April, 1959,

                        AMERICAN RECREATION CENTERS, INC.
--------------------------------------------------------------------------

became incorporated under the laws of the State of California by filing its Articles of Incorporation in this office.

That all documents amendatory and/or supplementary thereto (including Agreements of Merger, Restated Articles of Incorporation and Certificates of Determination of Preferences, if any), of record in this office for said corporation are as follows:

 page 1 of 4

DOCUMENT                                                FILED
--------                                                -----
  CERTIFICATE OF AMENDMENT..........................August 17, 1960

  CERTIFICATE OF AMENDMENT..........................July 26, 1961

  CERTIFICATE OF OWNERSHIP..........................August 2, 1961
   Merged in: South Shore Bowling Corporation,
              a California corporation

  CERTIFICATE OF OWNERSHIP..........................August 2, 1961
   Merged in: M & W Bowling Corporation,
              a California corporation

  CERTIFICATE OF OWNERSHIP..........................August 2, 1961
   Merged in: Ajax Restaurant Corporation,
              a California corporation

  CERTIFICATE OF OWNERSHIP..........................August 2, 1961
   Merged in: Alameda Restaurant Corporation,
              a California corporation

  CERTIFICATE OF OWNERSHIP..........................May 29, 1963
   Merged in: Mel's Redwood Bowl, Inc.,
              a California corporation

RE: AMERICAN RECREATION CENTERS, INC.

page 2 of 4
DOCUMENT                                                FILED
--------                                                -----
 CERTIFICATE OF OWNERSHIP...........................May 29, 1963
  Merged in: Highlander Lanes, Inc.,
             a California corporation

 CERTIFICATE OF OWNERSHIP...........................May 29, 1963
  Merged in: Carmichael Lanes, Inc.,
             a California corporation

 CERTIFICATE OF OWNERSHIP...........................May 25, 1966
  Merged in: Alpine Alley, Inc.,
             a California corporation

 CERTIFICATE OF OWNERSHIP...........................May 25, 1966
  Merged in: ARC Athletic Supply, Inc.,
             a California corporation

 CERTIFICATE OF OWNERSHIP...........................May 25, 1966
  Merged in: Broadway Bowl, Inc.,
             a California corporation

 CERTIFICATE OF OWNERSHIP...........................May 25, 1966
  Merged in: Fiesta RC - San Jose Inc.,
             a California corporation

 CERTIFICATE OF OWNERSHIP...........................May 25, 1966
  Merged in: Grass Valley Lanes, Inc.,
             a California corporation

 CERTIFICATE OF OWNERSHIP...........................May 25, 1996
  Merged in: Jayco, Inc., a California corporation

 CERTIFICATE OF OWNERSHIP...........................May 25, 1966
  Merged in: Palo Alto Bowl, Inc.,
             a California corporation


 CERTIFICATE OF OWNERSHIP...........................May 25, 1966
  Merged in: Peninsula Restaurants, Inc.,
             a California corporation

RE: AMERICAN RECREATION CENTERS, INC.

Page 3 of 4
DOCUMENT                                                FILED
--------                                                -----
 CERTIFICATE OF OWNERSHIP...........................May 25, 1966
  Merged in: Restco, Inc., a California corporation

 CERTIFICATE OF AMENDMENT...........................May 31, 1978

 CERTIFICATE OF AMENDMENT...........................May 30, 1979

 CERTIFICATE OF AMENDMENT...........................May 27, 1980

 CERTIFICATE OF AMENDMENT...........................July 2, 1982

 CERTIFICATE OF AMENDMENT...........................April 12, 1983

 CERTIFICATE OF OWNERSHIP...........................April 3, 1985
  Merged in: Recreational Enterprises, Inc.,
             a California corporation

 CERTIFICATE OF OWNERSHIP...........................April 3, 1985
  Merged in: Mel's Alameda Bowl, Inc.,
             a California corporation

 CERTIFICATE OF AMENDMENT...........................July 15, 1985

 CERTIFICATE OF AMENDMENT...........................July 15, 1985

 CERTIFICATE OF AMENDMENT...........................August 1, 1986

 CERTIFICATE OF AMENDMENT...........................November 17, 1988

 CERTIFICATE OF OWNERSHIP...........................February 25, 1994
  Merged in: San Francisco Sour Dogs, Inc.,
             a California corporation

 CERTIFICATE OF OWNERSHIP...........................June 29, 1995
  Merged in: Texas Arc, Inc., a Texas corporation

 AGREEMENT OF MERGER................................April 24, 1997
  Merged in: Noah Acquisition Corp., a Delaware corporation

RE: AMERICAN RECREATION CENTERS, INC.


Page 4 of 4
DOCUMENT                                                FILED
--------                                                -----



[CALIFORNIA STATE SEAL]

                                                IN WITNESS WHEREOF, I execute
                                                  this certificate and affix
                                                  the Great Seal of the State
                                                  of California this 6th day
                                                  of November, 1997.

                                                /s/ Bill Jones
                                               -------------------------
                                                Secretary of State

                            CERTIFICATE OF STATUS
                             DOMESTIC CORPORATION

        I, BILL JONES, Secretary of State of the State of California, hereby certify:

        That on the 13th day of April, 1959,

                       AMERICAN RECREATION CENTERS, INC.
----------------------------------------------------------------------------
became incorporated under the laws of the State of California by filing its Articles of Incorporation in this office; and
        That no record exists in this office of a certificate of dissolution of said corporation nor of a court order declaring dissolution thereof, nor of a merger or consolidation which terminated its existence; and
        That said corporation's corporate powers, rights and privileges are not suspended on the records of this office; and
        That according to the records of this office, the said corporation is authorized to exercise all its corporate powers, rights and privileges and is in good legal standing in the State of California; and
        That no information is available in this office on the financial condition, business activity or practices of this corporation.


                                        IN WITNESS WHEREOF, I execute this
                                        certificate and affix the Great Seal
                                        of the State of California this day
                                        of

                                            November 6, 1997.
                                        ----------------------------------

[CALIFORNIA STATE SEAL]

                                            /s/ Bill Jones
                                         ------------------------------------
                                                  Secretary of State

                      ARTICLES OF INCORPORATION
                      -------------------------
                                 of
                  AMERICAN RECREATION CENTERS, INC.
                  ---------------------------------

        FIRST:  The name of this corporation is:

                  AMERICAN RECREATION CENTERS, INC.
                  ---------------------------------
        SECOND:   The purposes for which this corporation is formed are:

                (a) Directly or through ownership in stock of any corporation, to primarily engage in the specific business of providing recreational facilities of all types for the general public.
                (b) To engage, either directly or through ownership in stock of any corporation, generally in the business of providing all types of recreational facilities for the general public, including but not limited to the operation of bowling alleys, theatres (both indoor and outdoor), golf course and driving ranges, athletic fields, arenas, aquatic sports facilities, facilities for winter sports of all kinds, the operation of restaurants, bars, cocktail lounges, food concessions, catering services, and the retail sale of all items related to the above mentioned recreational facilities and the operation of all other enterprises related thereto.
                (c) To engage, either directly or through ownership of stock in any corporation, in a business of operating hotels, motels, boarding houses, inns, bungalow courts, resort areas, and camp grounds, and all businesses and enterprises related thereto.
                (d) Directly or through ownership of stock in any corporation, to buy, sell, mortgage, exchange, lease, hold for investment, or otherwise use and operate real estate of all kinds and any interest therein.
                (e) To subscribe or cause to be subscribed for, and to take, purchase and otherwise acquire, own, hold, use, sell, assign, transfer, exchange, distribute and otherwise dispose of, the whole or any part of the shares of the capital stock, bonds, coupons, mortgages, deeds of trust, debentures, securities, obligations, evidences of indebtedness, notes, goodwill, rights, assets and property of any and every kind, or any part thereof, of any other corporation or corporations, association or associations, firm or firms, or person or persons, together with shares, rights, units or interest in, or in respect of any trust estate, now or hereinafter existing, and whether created by the laws of the State of California or of any other state, territory or country; and to operate, manage and control certain properties, or any of them, either in the name of such other corporation or corporations, or in the name of this corporation, and while the owners of any of said shares of capital stock, to exercise all rights, powers and privileges of ownership of every kind and description, including the right to vote thereon, the power to designate some person or persons for that purpose from time to time, and to the same extent as natural persons might or could do.
                (f) To borrow and lend money, but nothing herein contained shall be construed as authorizing the business of banking, or as including the business purposes of a commercial bank, savings bank or trust company.
                (g) To buy, sell, manufacture and deal at retail and wholesale in merchandise and other personal property of all description.
                (h) To engage in any business related or unrelated to those described in Clauses (a), (b), (c), (d), (e), (f), and (g) of of this article, and from time to time authorized or approved by the Board of Directors of this corporation.
                (i) To act as a partner and joint venturer and to enter into co-partnership and joint venture agreements with joint venture agreements with other corporations and with individuals.
                (j)  To do business anywhere in the world.
                (k) To have and exercise all rights and powers from time to time granted to a corporation by law.
        The above purposed clause shall not be limited by reference to or inference from one another but each such purposed clause shall be construed as a separate statement conferring independent purposes and powers upon the corporation.
        THIRD: The county in the State of California wherein the principal office for the transaction of business of this corporation is to be located is the county of Alameda.
        FOURTH: (a) The number of the Directors of the corporation shall not be less than five (5) nor more than seven (7), the exact number of which shall be fixed by a by-law duly adopted by the shareholders or by the board of directors.
                (b) The names and addresses of the persons who are appointed to act as the first directors are:
Eliot Jones, Jr.,       4034 East Avenue, Hayward, California
Arthur J. Fowler        Route 1, P.O. Box 367, Carmel, Calif.
Robert Feuchter         205 Whitmer Court, Irvington, California
George V. Yates         P. O. Box N-1, Carmel, Calif.
George R. Walker        212 Professional Bldg., Monterey, Calif.
        FIFTH: The total number of shares which the corporation is authorized to issue is Five hundred thousand (500,000) shares, each share shall be without par value, no distinction shall exist between the shares of the corporation or the holders thereof.
        IN WITNESS WHEREOF, the undersigned, and the above named incorporators and first directors of this corporation have executed these Articles of Incorporation on April 7, 1959.

                                         /s/ Eliot Jones, Jr.
                                        -----------------------------
                                        Eliot Jones, Jr.




                                         /s/ Arthur J. Fowler
                                        ------------------------------
                                        Arthur J. Fowler




                                         /s/ Robert Feuchter
                                        ------------------------------
                                        Robert Feuchter




                                         /s/ George V. Yates
                                        ------------------------------
                                        George V. Yates




                                         /s/ George R. Walker
                                        ------------------------------
                                        George R. Walker


STATE OF CALIFORNIA     )
                        )ss.
COUNTY OF               )

        On April 8, 1959, before me GORDON CAMPBELL, a Notary Public in and for said County and State, personally appeared Eliot Jones, Jr., Arthur J. Fowler, Robert Feuchter, George V. Yates, and George R. Walker, known to me to be the persons whose names are subscribed to the foregoing Articles of Incorporation, and acknowledged to me that they executed the same.

        WITNESS my hand and official seal.


                                      /s/ Gordon Campbell
                                ------------------------------------
                                    Notary Public in and for said
                                            County and State

                        CERTIFICATE OF AMENDMENT OF
                        ARTICLES OF INCORPORATION OF

                     AMERICAN RECREATION CENTERS, INC.
                        a California corporation

        The undersigned, ELIOT JONES, JR., and GEORGE R. WALKER, certify that they now are and at all times herein mentioned have been the duly elected and acting President and Secretary of AMERICAN RECREATION CENTERS, INC., a California corporation, and that:

        1. At a regular meeting of the board of directors of the corporation duly held at San Francisco, California, at 10:00 A.M. on July 12, 1960, the following resolution was adopted:

        RESOLVED, that Article THIRD and Subparagraph (a) of
                  ARTICLE FOURTH of the Articles of Incorporation be amended to read as follows:

            "THIRD: The County in the State of California wherein the principal office for the transaction of business of this corporation is to be located is the County of SACRAMENTO."

            (FOURTH):"(a)  The number of Directors of this Corporation shall be as provided in the By-Laws of the Corporation. A By-Law duly adopted by the shareholders may state that the number of directors shall not be less than a stated minimum (but in no case shall be less than five (5) ) nor more than a stated maximum, (which in no case shall exceed the before stated minimum by more than three (3) ), and in such event the exact number of Directors shall be fixed within such limits by a By-Law or Amendment thereto duly adopted by the shareholders or the Board of Directors of this Corporation. The minimum and maximum number of directors so set may be changed, or a definite number fixed, without the provision for an indefinite number, by a By-Law duly adopted by the shareholders."

           RESOLVED FURTHER, that said amendment is hereby adopted and approved.

           2. At the annual meeting of shareholders of the corporation, duly held at Sacramento, California, at 10:00 A.M. on August 17,

     1960, the foregoing amendment to the articles of incorporation was ratified and approved by a resolution identical in form to said directors' resolution set forth in paragraph 1 of this certificate.

           3. The foregoing amendment was adopted and approved at said share-holders' meeting by the total vote of 134,829 shares.

           4. The total number of shares of the corporation entitled to vote on or consent to the adoption of such amendment is 155,568.

                        DATED:  August 17, 1960.
                              ------------------

                                                /s/ Eliot Jones, Jr.
                                              --------------------------------
                                              Eliot Jones, Jr., President of
                                              American Recreation Centers, Inc.

                                                /s/ George R. Walker
                                              --------------------------------
                                              George R. Walker, Secretary of
                                              American Recreation Centers, Inc.


                                -------

        STATE OF CALIFORNIA     )
                                ) ss.
        COUNTY OF SACRAMENTO    )

                On August 17, 1960, before me, the undersigned, a Notary Public in and for said County and State, personally appeared ELIOT JONES, JR., and GEORGE R. WALKER, known to me to be the President and Secretary respectively of American Recreation Centers, Inc., and known to me to be the persons who executed the within Certificate of Amendment of Articles of Incorporation on behalf of said corporation, and acknowledged to me that they executed the same.
                IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal in the said County of Sacramento the day and year in this certificate first above written.


                                            /s/ Malcolm L. McConnell
                                        --------------------------------
                                        Notary Public in and for said
                                                County and State
                                              Malcolm L. McConnell
        My Commission Expires:
           April 6, 1963

        STATE OF CALIFORNIA     )
                                )ss.
        COUNTY OF SACRAMENTO    )

                We, the undersigned, say:

                That we are the President and Secretary respectively of AMERICAN RECREATION CENTERS, INC., a California corporation; that the foregoing Certificate of Amendment of Articles of Incorporation of American Recreation Centers, Inc., is true of our own knowledge.
                We declare under penalty of perjury that the foregoing is true and correct.
                Executed on August 17, 1960 at Sacramento, California.


                                         /s/ Eliot Jones, Jr.
                                        ----------------------------
                                        Eliot Jones, Jr.


                                         /s/ George R. Walker
                                        ----------------------------
                                        George R. Walker

             Cap. stock chg. from 500,000 No Par to 1,000,000 No Par
                          CERTIFICATE OF AMENDMENT

                        OF ARTICLES OF INCORPORATION
                                    OF
                      AMERICAN RECREATION CENTERS, INC.
                      ---------------------------------

                The undersigned, ELIOT JONES, JR., and GEORGE R. WALKER, certify that they now are and at all times herein mentioned, have been the duly elected and acting President and Secretary of AMERICAN RECREATION CENTERS, INC., a California corporation, and that:
                1. At a special meeting of the Board of Directors of the corporation duly held at San Francisco, California, at 11 A.M. on June 22, 1961, the following resolution was duly adopted:

                "RESOLVED: that Article Fifth of the Articles of Incorporation of AMERICAN RECREATION CENTERS, INC., be amended to read in its entirety as follows:

                    `FIFTH:  The total number of shares which the
                corporation is authorized to issue is One Million (1,000,000) shares. Each share shall be without par value, and no distinction shall exist between the shares of the corporation or the holders thereof.'

                "RESOLVED FURTHER: that said Amendment is hereby adopted and approved;

                "RESOLVED FURTHER: that the President and Secretary of this corporation be, and they hereby are, authorized and directed to file the necessary Certificate of Amendment with the Secretary of State of California, and to do all other acts necessary to make this Amend-ment effective."

                2. At a special meeting of the Shareholders of the corpor-ation duly held at Sacramento, California, at 10 A.M. on July 26, 1961, the following resolution was duly adopted:

                "RESOLVED: that Article Fifth of the Articles of Incor-poration of AMERICAN RECREATION CENTERS, INC., be amended to read in its entirety as follows:

                        `FIFTH: The total number of shares which the
                     corporation is authorized to issue is One Million (1,000,000) shares. Each share shall be without par value, and no distinction shall exist between the shares of the corporation or the holders thereof.'"

                3. The foregoing Amendment was adopted and approved at said Shareholders' meeting by a total vote of 133,649 shares.

                4. The total number of shares of the corporation entitled to vote on or consent to the adoption of such Amendment is 215,568.

DATED: JULY 26, 1961.

                                          /s/ Eliot Jones, Jr.
                                        ------------------------------
                                        Eliot Jones, Jr.
                                        President of AMERICAN RECREATION
                                                        CENTERS, INC.



                                          /s/ George R. Walker
                                        ---------------------------------
                                        George R. Walker
                                        Secretary of AMERICAN RECREATION
                                                        CENTERS, INC.



                The undersigned declares under penalty of perjury that the foregoing is true and correct of his own knowledge, and that this Certificate was executed by him on July 26, 1961 at Sacramento, California.

                                           /s/ Eliot Jones, Jr.
                                        ---------------------------------
                                        Eliot Jones, Jr.


                The undersigned declares under penalty of perjury that the foregoing is true and correct of his own knowledge, and that this Certificate was executed by him on July 26, 1961 at Sacramento, California.


                                           /s/ George R. Walker
                                        ---------------------------------
                                        George R. Walker

  NUMBER SHARES WITHOUT PAR VALUE CHANGED FORM 1,000,000 TO 1,250,000

                          CERTIFICATE OF AMENDMENT
                        OF ARTICLES OF INCORPORATION
                                    OF
                      AMERICAN RECREATION CENTERS, INC.

        G. GERVAISE DAVIS III hereby certifies that:

        1. He is now and at all times herein mentioned was the duly elected and acting Vice President-Legal and Secretary of AMERICAN RECREATION CENTERS, INC., a California corporation.
        2. At a meeting of the Board of Directors of the corporation duly held at San Jose, California on May 4, 1978, the following resolution was duly adopted:

        RESOLVED, that Article Fifth of the Articles of Incorporation of AMERICAN RECREATION CENTERS, INC., be amended to read in its entirety as follows:

        "FIFTH: The total number of shares which the corporation is authorized to issue in One Million Two Hundred Fifty Thousand (1,250,000) shares. Each share shall be without par value, and no distinction shall exist between the shares of the corporation or the holders thereof. Upon the amendment of this Article to read as hereinabove set forth, each outstanding share is split up and converted into One and 25/100 (1.25) shares."

        3. The vote or consent of the shareholders of the corporation is not required under Section 902(c) of the Corporations Code.


                                                /s/ G. Gervaise Davis III
                                             ----------------------------
                                             G. GERVAISE DAVIS III
                                             Vice President-Legal and Secretary

                                VERIFICATION

        I declare under penalty of perjury that the matters set forth in the foregoing Certificate of Amendment are true and correct of my own knowledge.

        Executed at Monterey, California on May 24, 1978.


                                                  /s/ G. Gervaise Davis III
                                                ----------------------------
                                                G. GERVAISE DAVIS III

                          CERTIFICATE OF AMENDMENT
                        OF ARTICLES OF INCORPORATION
                                    OF
                      AMERICAN RECREATION CENTERS, INC.


        G. GERVAISE DAVIS III hereby certifies that:

        1. He is now and at all times herein mentioned was the duly elected and acting Vice President-Legal and Secretary of AMERICAN RECREATION CENTERS, INC., a California corporation.
        2. At a meeting of the Board of Directors of the Corporation duly held at Monterey, California on May 12, 1979, the following Resolution was duly adopted unanimously:

        RESOLVED, that Article Fifth of the Articles of Incorporation of AMERICAN RECREATION CENTERS, INC., be amended to read in its entirety as follows:

        "FIFTH: The total number of shares which the corporation is authorized to issue is Two Million Five Hundred Thousand
        (2,500,000) shares. Each share shall be without par value, and no distinction shall exist between the shares of the corporation or the holders thereof. Upon the amendment of this Article to read as hereinabove set forth, each outstanding share is split up and converted into Two (2) shares."

        3. The vote or consent of the shareholders of the corporation is not required under Section 902(c) of the Corporations Code.


                                         /s/ G. Gervaise Davis III
                                       -----------------------------------
                                        G. GERVAISE DAVIS III
                                        Vice President-Legal and Secretary

                                VERIFICATION

        I declare under penalty of perjury that the matters set forth in the foregoing Certificate of Amendment are true and correct of my own knowledge.
        Executed at Monterey, California on May 18, 1979.

                                         /s/ G. Gervaise Davis III
                                        ----------------------------
                                        G. GERVAISE DAVIS III

                        CERTIFICATE OF AMENDMENT
                                    OF
                       ARTICLES OF INCORPORATION

ROBERT FEUCHTER and G. GERVAISE DAVIS III certify that:

        1. They are the President and Secretary, respectively, of AMERICAN RECREATION CENTERS, INC., a California corporation.

        2. Article FIFTH of the Articles of Incorporation of this corporation is amended to read as follows:

           "FIFTH: The total number of shares which the corporation is authorized to issue is Ten Million (10,000,000) shares. Each share shall be without par value, and no distinction shall exist between the shares of the corporation or the holders thereof."

        3. The foregoing amendment of Articles of Incorporation has been duly approved by the Board of Directors.

        4. The foregoing amendment of Articles of Incorporation has been duly approved by the required vote of shareholders in accordance with
           Section 902 of the Corporations Code. The total number of outstanding shares of the corporation is 951,988. The number of shares voting in favor of the amendment equaled or exceeded the vote required. The percentage vote required was more than 50%.

                                         /s/ Robert Feuchter
                                        ------------------------------
                                        ROBERT FEUCHTER, President


                                          /s/ G. Gervaise Davis III
                                        --------------------------------
                                        G. GERVAISE DAVIS III, Secretary


        The undersigned declare under penalty of perjury that the matters set forth in the foregoing Certificate are true of their own knowledge. Executed at Monterey, California on May 17, 1980.

                                            /s/ Robert Feuchter
                                        ---------------------------------


                                          /s/ G. Gervaise Davis III
                                        ---------------------------------

                            CERTIFICATE OF AMENDMENT
                          OF ARTICLES OF INCORPORATION
                                       OF
                       AMERICAN RECREATION CENTERS, INC.

        G. GERVAISE DAVIS III hereby certifies that:

        1. He is now and at all times herein mentioned was the duly elected and acting Vice President-Legal and the Secretary of AMERICAN RECREATION CENTERS, INC., a California corporation.

        2. At a meeting of the Board of Directors of the corporation duly held at Monterey, California on May 22, 1982, the following resolution was duly adopted:

        RESOLVED, that Article Fifth of the Articles of Incorporation of AMERICAN RECREATION CENTERS, INC., be amended to read in its entirety as follows:

        "FIFTH: The total number of shares which the corporation is authorized to issue is Twelve Million Five Hundred Thousand (12,500,000) shares. Each share shall be without par value, and no distinction shall exist between the shares of the corporation or the holders thereof. Upon the amendment of this Article to read as hereinabove set forth, each outstanding share is split up and covered into One and 25/100 (1.25) shares."

        3. The vote or consent of the shareholders of the corporation is not required under Section 902(c) of the Corporations Code.

                                        /s/ G. GERVAISE DAVIS III
                                        ------------------------------
                                        G. GERVAISE DAVIS III
                                        Vice President-Legal and Secretary

                                  VERIFICATION


        I declare under penalty of perjury that the matters set forth in the foregoing Certificate of Amendment are true and correct of my own knowledge.

        Executed at Monterey, California on June 10, 1982.


                                        /s/ G. GERVAISE DAVIS III
                                        ------------------------------
                                        G. GERVAISE DAVIS III

                            CERTIFICATE OF AMENDMENT
                          OF ARTICLES OF INCORPORATION
                                       OF
                       AMERICAN RECREATION CENTERS, INC.

        G. GERVAISE DAVIS III hereby certifies that:

        1. He is now and at all times herein mentioned was the duly elected and acting Vice President-Legal and the Secretary of AMERICAN RECREATION CENTERS, INC., a California corporation.

        2. At a meeting of the Board of Directors of the corporation duly held at Monterey, California on March 30, 1983, the following resolution was duly adopted:

        RESOLVED, that Article Fifth of the Articles of Incorporation of AMERICAN RECREATION CENTERS, INC., be amended to read in its entirety as follows:

        "FIFTH: The total number of shares which the corporation is authorized to issue is Eighteen Million Seven Hundred Fifty Thousand (18,750,000) shares. Each share shall be without par value, and no distinction shall exist between the shares of the corporation or the holders thereof. Upon the amendment of this Article to read as hereinabove set forth, each outstanding share is split up and covered into One and 50/100 (1.50) shares."

        3. The vote or consent of the shareholders of the corporation is not required under Section 902(c) of the Corporations Code.

                                        /s/ G. GERVAISE DAVIS III
                                        ------------------------------
                                        G. GERVAISE DAVIS III
                                        Vice President-Legal and Secretary

                                  VERIFICATION


        I declare under penalty of perjury that the matters set forth in the foregoing Certificate of Amendment are true and correct of my own knowledge.

        Executed at Monterey, California on April 8, 1983.


                                        /s/ G. GERVAISE DAVIS III
                                        ------------------------------
                                        G. GERVAISE DAVIS III

                            CERTIFICATE OF AMENDMENT
                          OF ARTICLES OF INCORPORATION
                                       OF
                       AMERICAN RECREATION CENTERS, INC.

        G. GERVAISE DAVIS III hereby certifies that:

        1. He is now and at all times herein mentioned was the duly elected and acting Vice President-Legal and Secretary of AMERICAN RECREATION CENTERS,
INC., a California corporation.

        2. Article FIFTH of the Articles of Incorporation is amended in its entirety to read as follows:

        "FIFTH: This Corporation is authorized to issue two classes of stock, designated "Common Stock" and "Preferred Stock". The total number of shares which this Corporation is authorized to issue is Eighteen Million Seven Hundred Fifty Thousand (18,750,000) shares without par value. The number of shares of Common Stock which this Corporation is authorized to issue is Thirteen Million Seven Hundred Fifty Thousand (13,750,000). The number of shares of Preferred Stock which this Corporation is authorized to issue is Five Million (5,000,000). The Pre-ferred Stock may be issued from time to time in one or more series. The Board of Directors of this Corporation is author-ized to determine or alter the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued shares of Preferred Stock, and within the limitations or restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any series of preferred stock, to increase or decrease (but not below the number of shares of any such series then outstanding) the number of shares of any series subsequent to the issuance of shares of that series, to determine the designation of any series, and to fix the number of shares of any series. Upon the amendment of this article to read as hereinabove set forth, each outstanding share of capital stock is reconstituted as one share of Common Stock.

    3. The foregoing amendment of the Articles of Incorporation has been duly approved by the Board of Directors.

    4. The foregoing amendment of Articles of Incorporation has been duly approved by the required vote of shareholders in accordance with Section 902 of the Corporations Code. The total number of outstanding shares of the Corporation on the date of the shareholder vote was 2,709,024. The number of shares voting in favor of the amendment equaled or exceeded the vote required.
The percentage vote required was more than 50%.

        I further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of my own knowledge.

        Executed at Monterey, California on July 12, 1985.

                                            /s/ G. Gervaise Davis III
                                          -------------------------------------
                                          G. GERVAISE DAVIS III
                                          Vice President/Legal and Secretary

                            CERTIFICATE OF AMENDMENT
                          OF ARTICLES OF INCORPORATION
                                       OF
                       AMERICAN RECREATION CENTERS, INC.

        G. GERVAISE DAVIS III hereby certifies that:

        1. He is now and at all times herein mentioned was the duly elected and acting Vice President-Legal and the Secretary of AMERICAN RECREATION CENTERS, INC., a California corporation.

        2. At a meeting of the Board of Directors of the Corporation duly held at Monterey, California on May 17, 1985, the following resolution was duly adopted:

        RESOLVED, that Article Fifth of the Articles of Incorporation of AMERICAN RECREATION CENTERS, INC. be amended to read in its entirety as follows:

        "FIFTH: This Corporation is authorized to issue two classes of stock, designated "Common Stock" and "Preferred Stock". The total number of shares which this Corporation is authorized to issue is Twenty-two Million One Hundred Eighty-seven
        Thousand Five Hundred (22,187,500) shares without part value.
        The number of shares of Common Stock which this Corporation is authorized to issue is Seventeen Million One Hundred Eighty-seven Thousand Five Hundred (17,187,500). The number of shares of Preferred Stock which this Corporation is authorized to issue is Five Million (5,000,000). The Preferred Stock may be issued from time to time in one or more series. The Board of Directors of this Corporation is authorized to determine or alter the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued shares of Preferred Stock, and within the limitations or restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any series of preferred stock, to increase or decrease (but not below the number of shares of any such series then outstanding) the number of shares of any series subsequent to the issuance of shares of that series, to determine the designation of any series, and to fix the number of shares of any series. Upon the amendment of this Article to read as hereinabove set forth, each outstanding share of Common Stock is split up and converted into One and 25/100 (1.25) shares."

    3. The vote or consent of the shareholders of the Corporation is not required under Section 902(c) of the Corporations Code.

        I further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of my own knowledge.

        Executed at Monterey, California on July 12, 1985.

                                           /s/ G. Gervaise Davis III
                                          -------------------------------------
                                          G. GERVAISE DAVIS III
                                          Vice President-Legal and Secretary

                            CERTIFICATE OF AMENDMENT
                          OF ARTICLES OF INCORPORATION
                                       OF
                       AMERICAN RECREATION CENTERS, INC.

        G. GERVAISE DAVIS III hereby certifies that:

        1. He is now and at all times herein mentioned was the duly elected and acting Vice President-Legal and the Secretary of AMERICAN RECREATION CENTERS, INC., a California corporation.

        2. At a meeting of the Board of Directors of the Corporation duly held at Sacramento, California on May 23, 1986, the following resolution was duly adopted:

        RESOLVED, that Article Fifth of the Articles of Incorporation of AMERICAN RECREATION CENTERS, INC. be amended to read in its entirety as follows:

        "FIFTH: This Corporation is authorized to issue two classes of stock, designated "Common Stock" and "Preferred Stock". The total number of shares which this Corporation is authorized to issue is Twenty-six Million Four Hundred Eighty-four Thousand Three Hundred Seventy-five (26,484,375) shares without par value. The number of shares of Common Stock which this Corporation is authorized to issue is Twenty-one Million Four Hundred Eighty-four Thousand Three Hundred Seventy-five (21,484,375) shares. The number of shares of Preferred Stock which this Corporation is authorized to issue is Five Million (5,000,000). The Preferred Stock may be issued from time to time in one or more series. The Board of Directors of this Corporation is authorized to determine or alter the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued shares of Preferred Stock, and within the limitations or restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any series of preferred stock, to increase or decrease (but not below the number of shares of any such series then outstanding) the number of shares of any series subsequent to the issuance of shares of that series, to determine the designation of any series, and to fix the number of shares of any series. Upon the amendment of this Article to read as hereinabove set forth, each out-standing share of Common Stock is split up and converted into One and 25/100 (1.25) shares."


    3. The vote or consent of the shareholders of the Corporation is not required under Section 902(c) of the Corporations Code.

        I further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of my own knowledge.

        Executed at Monterey, California on July 31, 1986.

                                           /s/ G. Gervaise Davis III
                                          -------------------------------------
                                          G. GERVAISE DAVIS III
                                          Vice President/Legal and Secretary

                           CERTIFICATE OF AMENDMENTS
                          OF ARTICLES OF INCORPORATION
                                       OF
                       AMERICAN RECREATION CENTERS, INC.

        ROBERT FEUCHTER and G. GERVAISE DAVIS III hereby certify that:

        1. They are the President and Secretary, respectively, of AMERICAN RECREATION CENTERS, INC., a California corporation.

        2. Article Sixth of the Articles of Incorporation of this Corporation is added and reads as follows:

            "SIXTH: The liability of the directors of the Corporation for monetary damages shall be eliminated to the fullest extent permissible under California law."

        3. Article Seventh of the Articles of Incorporation of this Corporation is added and reads as follows:

            "SEVENTH: The Corporation is authorized under Section 317 of the
             California Corporations Code, to indemnify its agents (as defined in Section 317), whether by bylaw, agreement, or otherwise, in excess of that expressly permitted by Section 317, for claims made against them alleging a breach of duty to the Corporation or its shareholders, subject to the limits set forth in Section 204 of the California Corporations Code."

        4. The foregoing amendments of Articles of Incorporation have been duly approved by the Board of Directors.

        5. The foregoing amendments of articles of incorporation have been duly approved by the required vote of shareholders in accordance with Section 902 of the Corporations Code. The total number of outstanding shares is 4,740,970. The number of shares voting in favor of the amendment equaled or exceeded the vote required. The percentage vote required was more than 50%.

        We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

Date: November 9, 1988                        AMERICAN RECREATION CENTERS, INC.

                                              By:   /s/ Robert Feuchter
                                                 -----------------------------
                                                 ROBERT FEUCHTER
                                                 President

                                              By: /s/ G. Gervaise Davis III
                                                  ---------------------------
                                                  G. GERVAISE DAVIS III
                                                  Secretary